                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: February 6, 2001

                         VALLEY FINANCIAL CORPORATION

      VIRGINIA                   33-77568                54-1702380

(State of Incorporation)       (Commission             (I.R.S. Employer
                                File Number)         Identification Number)


                            36 Church Avenue, S.W.
                            Roanoke, Virginia 24011

                   (Address of principal executive offices)

                                (540) 342-2265

               (Issuer's telephone number, including area code)

Item 5. Other Events.

     Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced on January 22, 2001 its financial results for the period ended December 31, 2000. The financial results are detailed in the Company's Press Release dated January 22, 2001 filed as Exhibit A to this Form 8-K and incorporated by reference herein.

     The Company's common stock is traded over the counter under the symbol
VYFC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VALLEY FINANCIAL CORPORATION



Date: February 6, 2001            /s/ A. Wayne Lewis
                                  ------------------------------------
                                  A.  Wayne Lewis, Executive Vice President

FOR RELEASE 5:00 p.m. January 22, 2001
--------------------------------------

VALLEY FINANCIAL CORPORATION
36 Church Avenue, S.W.
Roanoke, Virginia 24011

For Further Information Contact:

Ellis L. Gutshall, President and Chief Executive Officer
A. Wayne Lewis, Executive Vice President and Chief Operating Officer
(540) 342-2265


            VALLEY FINANCIAL CORPORATION ANNOUNCES RECORD EARNINGS


ROANOKE, VIRGINIA. January 22, 2001 -- Roanoke-based Valley Financial Corporation announced today its consolidated financial results .

For the year ended December 31, 2000 Valley Financial reported net income of $1,467,000 compared with $1,042,000 in 1999, an increase of 41%. Basic earnings per share for 2000 were $1.41 versus $1.03 per share for 1999, a 37% increase. The Company's return on average total assets (ROA) was .99% for 2000 and its return on average shareholders' equity (ROE) was 13.10%, compared with .86% and 10.98%, respectively, reported for the year ended December 31, 1999.

For the three months ended December 31, 2000 Valley Financial reported net income of $402,000 compared with $308,000 for the same three months of 1999, a 31% increase. Basic earnings per share for the quarter were $.36 versus $.30 per share in 1999, an increase of 20%. Growth in earnings per share for the year, and especially for the quarter, were affected by the issuance on November 17 of 200,000 additional common shares in a successful public offering. ROA was 1.01% for 2000's fourth quarter and ROE was 12.33% compared with .93% and 12.34%, respectively, reported for the three months ended December 31, 1999.

                                 - - MORE - -

At December 31, 2000 the Company's total assets were $160,164,000, total deposits were $129,874,000, total loans stood at $114,488,000 and total shareholders' equity was $14,655,000. Compared with December 31, 1999 the Company experienced increases of $23,008,000 or 17% in total assets, $14,397,000 or 12% in total deposits and $23,098,000 or 25% in total loans over the twelve-month period. With total capital at December 31, 2000 representing 12.66% of risk-adjusted total assets, the Company exceeds the regulatory minimums to be considered "well capitalized."

"The bank made excellent financial progress again in 2000," said Ellis L. Gutshall, President and Chief Executive Officer. "A 41% increase in earnings for the year, coming on the heels of a 37% earnings increase in 1999, is excellent performance by any measure. Asset growth remains strong and, as the nation apparently is entering a period of economic slowdown, all our asset quality ratios continue to be significantly better than peer group averages."

Gutshall also said, "We took additional steps in 2000 to position the bank for future growth. We purchased the former First Union branch site on Hershberger Road and will reopen that facility under the Valley Bank name this Spring, bringing our brand of community banking to the northern side of the Valley. And, we completed the sale of 200,000 shares of common stock in the fourth quarter, raising $3,500,000 in additional equity. The funds from this offering will allow us to stay at the `well-capitalized' level as the bank continues its rapid growth in earning assets."

Valley Financial Corporation is the holding company for Valley Bank, which opened for business May 15, 1995 and engages in a general commercial and retail banking business in the Roanoke Valley, emphasizing the needs of small businesses, professional concerns and individuals. Valley Bank operates from four full-service offices at 36 Church Avenue, SW and 2203 Crystal Spring Avenue, SW in Roanoke City, 4467 Starkey Road, SW in Roanoke County and 8 East Main Street in the City of Salem. A fifth full-service office will open in the Spring of 2001 at 1518 Hershberger Road, SW in Roanoke City.

The Common Stock of Valley Financial Corporation is traded over the counter under the symbol VYFC and is quoted on the OTC Bulletin Board, an electronic quotation and trade reporting service of the National Association of Securities Dealers.

                         VALLEY FINANCIAL CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)

                                                                  December 31                December 31
                                                                     2000                       1999
                                                                ----------------           -----------------
                                                                      (in thousands, except share data)
Assets
Cash and due from banks                                            $    3,988                $   4,027
Money market investments                                                  113                    6,105
Securities available-for-sale                                          37,883                   31,964

Loans                                                                 114,488                   91,390
     Less allowance for loan losses and unearned fees                  (1,241)                    (942)
                                                                   ----------                ---------
              Total net loans                                         113,247                   90,448

Premises and equipment                                                  3,075                    2,629
Other assets                                                            1,858                    1,983
                                                                   ----------                ---------
              Total assets                                         $  160,164                $ 137,156
                                                                   ==========                =========

Liabilities and Shareholders' Equity

Non-interest bearing demand deposits                               $   17,254                $  14,328
Interest bearing demand, savings & money maket deposits                28,431                   32,958
Time deposits greater than $100,000                                    16,668                   12,974
Other deposits                                                         67,521                   55,217
                                                                   ----------                ---------
              Total deposits                                          129,874                  115,477

Short term borrowings                                                   1,762                        0
Securities sold under agreements to repurchase                          1,983                      992
Federal Home Loan Bank advances                                        10,000                   10,000
Other liabilities                                                       1,890                    1,632
                                                                   ----------                ---------
              Total liabilities                                       145,509                  128,101
                                                                   ----------                ---------

Preferred stock, no par value.  Authorized 10,000,000
    shares; none issued and outstanding
Common stock, no par value. Authorized 10,000,000 shares; issued and outstanding 1,213,207 at December 31, 2000, 1,013,207 at
    December 31, 1999                                                  12,299                    9,099
Accumulated retained earnings                                           2,401                      934
Accumulated other comprehensive loss                                      (45)                    (978)
                                                                   ----------                ---------
              Total shareholders' equity                               14,655                    9,055
                                                                   ----------                ---------

              Total liabilities and shareholders' equity           $  160,164                $ 137,156
                                                                   ==========                =========

Balance Sheet Ratios:
Nonperforming loans/total loans                                          0.34%                    0.10%
Loans past due > 90 days/total loans                                     0.05%                    0.00%
Allowance for loan losses/loans, net                                     1.05%                    1.01%
Book value per share, exclusive of accumulated other               $    12.12                $    9.90
   comprehensive loss

                         VALLEY FINANCIAL CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)

                                                     Three Months                      Twelve Months
                                                                           Ended
                                                                         December 31
                                                 ---------------------------------------------------------
                                                    2000            1999             2000          1999
                                                 ----------       ---------        ---------    ----------
                                                          (in thousands, except per share data)
Interest Income                                     $3,172          $2,427          $11,733        $ 8,759
Interest Expense                                     1,795           1,233            6,305          4,432
                                                    ------          ------          -------        -------
   Net interest income                               1,377           1,194            5,428          4,327

Provision for loan losses                               78              55              281            216
                                                    ------          ------          -------        -------
Net interest income after provision for losses       1,299           1,139            5,147          4,111


Noninterest Income                                     138             107              470            354
Noninterest Expense                                    884             814            3,549          3,029
                                                    ------          ------          -------        -------

Net income before taxes                             $  553          $  432          $ 2,068        $ 1,436
                                                    ------          ------          -------        -------

Provision for income taxes                          $  151          $  124          $   601        $   394
                                                    ------          ------          -------        -------

Net income                                          $  402          $  308          $ 1,467        $ 1,042
                                                    ======          ======          =======        =======

Net income per share                                $ 0.36          $ 0.30          $  1.41        $  1.03
                                                    ======          ======          =======        =======
Performance Ratios:

Return on average total assets                        1.01%           0.93%            0.99%          0.86%
Return on average total shareholders' equity         12.33%          12.34%           13.10%         10.98%
Yield on average earning assets (TEY)                 8.48%           7.80%            8.39%          7.78%
Cost of funds                                         4.97%           4.05%            4.63%          4.02%
Net interest margin                                   3.76%           3.92%            3.96%          3.92%
Overhead efficiency ratio                            56.45%          60.43%           58.16%         62.42%